SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 24, 2011

Date of Report (Date of Earliest Event Reported)

DUPONT FABROS TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-33748	20 – 8718331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1212 New York Avenue, N.W., Suite 900

Washington, D.C. 20005

(Address of Principal Executive Offices) (Zip Code)

(202) 728-0044

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Adoption of 2011 Short-Term Incentive Compensation Plan

On February 24, 2011, the Compensation Committee (the “Committee”) of the Board of Directors of DuPont Fabros Technology, Inc. (the “Company”) adopted the Company’s 2011 Short-Term Incentive Plan (the “2011 STIC Plan”), which provides for the payment of cash incentive awards to plan participants in early 2012 if, and to the extent to which, certain performance objectives are achieved during 2011.

The 2011 incentive target opportunities for each of the Company’s named executive officers are the same percentages of compensation as the target incentive opportunities for each of the officers under the Company’s 2010 short-term incentive compensation plan.

Adoption of 2011 Long-Term Incentive Plan

On February 24, 2011, the Committee also adopted the Company’s 2011 Long-Term Incentive Compensation Plan (the “2011 LTIC Plan”) for plan participants, including each of the named executive officers. The Committee also approved on February 24, 2011 equity-based incentive awards under the 2011 LTIC Plan. For the Company’s Executive Chairman and Chief Executive Officer, 100% of the value their respective target opportunity was made in the form of stock options. For the other named executive officers, fifty percent of the value of each participant’s target opportunity was made in the form of stock options and the remaining fifty percent was made in the form of restricted stock.

The stock option grants and restricted stock awards vest ratably in three equal portions on each of March 1, 2012, 2013 and 2014 so long as the participant remains continuously employed by the Company or an affiliate of the Company from the date of the grant through the applicable vesting date.

The 2011 LTIC Plan equity-based incentive awards for the Company’s named executive officers are as follows: Lammot J. du Pont, 155,827 stock options; Hossein Fateh, 298,103 stock options; Mark L. Wetzel, 57,589 stock options and 17,975 shares of restricted stock; Richard A. Montfort, 20,326 stock options and 6,344 shares of restricted stock; and Jeffrey H. Foster, 16,938 stock options and 5,287 shares of restricted stock. The exercise price of each option is $23.79, the closing price of the Company’s common stock on the grant date.

Copies of the 2011 STIC Plan and the 2011 LTIC Plan are attached to this report as Exhibits 10.1 and 10.2. Each participant will enter into a stock option and restricted stock agreement in connection with the 2011 LTIC Plan, forms of which are filed as exhibits to the Company’s annual report on Form 10-K filed on February 24, 2011. The summary set forth above is qualified in its entirety by reference to each of these documents.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	2011 Short-Term Incentive Compensation Plan
10.2	2011 Long-Term Incentive Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUPONT FABROS TECHNOLOGY, INC.

March 1, 2011	/s/ Richard A. Montfort, Jr.
Richard A. Montfort, Jr.
General Counsel and Secretary

EXHIBIT INDEX

10.1	2011 Short-Term Incentive Compensation Plan
10.2	2011 Long-Term Incentive Compensation Plan